Investor Presentation Recapitalization of Nevada Banks August 2009

UNLESS OTHERWISE INDICATED, THE FINANCIAL DATA AND RATIOS PRESENTED IN THIS PRESENTATION ASSUME THAT NONE OF OUR PUBLIC SHAREHOLDERS WILL VOTE AGAINST THE TRANSACTION AND SEEK CONVERSION OF THEIR PUBLIC SHARES INTO CASH IN ACCORDANCE WITH OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. OUR SPONSOR OR OTHER AFFILIATES MAY ALSO ENTER INTO ARRANGEMENTS TO PURCHASE SHARES IN ORDER TO FACILITATE THE APPROVAL OF THE ACQUISITIONS. SUCH ARRANGEMENTS MAY ULTIMATELY BE REPAID WITH FUNDS FROM THE COMPANY UPON A CLOSING. IN THE EVENT THERE ARE STOCKHOLDER REDEMPTIONS OR PURCHASES PURSUANT TO SUCH AFFILIATE ARRANGEMENTS IT WOULD DIMINISH THE FUNDS AVAILABLE TO US AFTER THE ACQUISITION FOR WORKING CAPITAL, GENERAL CORPORATE OR OTHER PURPOSES AND COULD HAVE A MATERIAL ADVERSE IMPACT ON THE FINANCIAL DATA AND RATIOS SET FORTH IN THIS PRESENTATION. THIS DOCUMENT CONTAINS CONFIDENTIAL INFORMATION. BY REVIEWING THIS DOCUMENT THE RECIPIENT AGREES THAT IT WILL CAUSE ITS DIRECTORS, OFFICERS, EMPLOYEES AND REPRESENTATIVES TO USE THIS DOCUMENT AND SUCH INFORMATION ONLY TO EVALUATE A SPECIFIC TRANSACTION WITH THE GLOBAL CONSUMER ACQUISITION CORP. AND FOR NO OTHER PURPOSE, WILL NOT DIVULGE ANY SUCH INFORMATION TO ANY OTHER PARTY AND SHALL RETURN THIS DOCUMENT TOGETHER WITH ANY COPIES THEREOF AND ALL SUCH INFORMATION TO GLOBAL CONSUMER ACQUISITION CORP. UPON REQUEST THEREFORE. THESE MATERIALS ARE BEING SUPPLIED TO YOU SOLELY FOR YOUR INFORMATION AND FOR USE AT THE PRESENTATION. THIS PRESENTATION AND THESE MATERIALS MAY NOT BE REPRODUCED, REDISTRIBUTED OR PASSED ON, DIRECTLY OR INDIRECTLY, TO ANY OTHER PERSON OR PUBLISHED, IN WHOLE OR IN PART, BY ANY MEDIUM OR FOR ANY PURPOSE. NEITHER THESE MATERIALS NOR THE PRESENTATION CONSTITUTES OR FORMS PART OF ANY OFFER OR INVITATION TO SELL OR ISSUE, OR ANY SOLICITATION OF ANY OFFER TO PURCHASE OR SUBSCRIBE FOR, OR ANY OFFER TO UNDERWRITE OR OTHERWISE ACQUIRE ANY GLOBAL CONSUMER ACQUISITION CORP. SHARES OR ANY OTHER SECURITIES NOR SHALL THEY OR ANY PART OF THEM NOR THE FACT OF THEIR DISTRIBUTION OR COMMUNICATION FORM THE BASIS OF, OR BE RELIED ON IN CONNECTION WITH, ANY CONTRACT, COMMITMENT OR INVESTMENT DECISION IN RELATION THERETO. THE INFORMATION INCLUDED IN THIS PRESENTATION MAY BE SUBJECT TO UPDATING, COMPLETION, REVISION AND AMENDMENT AND SUCH INFORMATION MAY CHANGE MATERIALLY. NO PERSON IS UNDER ANY OBLIGATION TO UPDATE OR KEEP CURRENT THE INFORMATION CONTAINED IN THE PRESENTATION AND THESE MATERIALS AND ANY OPINIONS EXPRESSED IN RELATION THERETO ARE SUBJECT TO CHANGE WITHOUT NOTICE. 1 Disclaimer

The information in this presentation contains, and our responses to various questions may include, certain forward-looking statements which reflect our view as of this date of future events and financial performance. Forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipates," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this report are based on our current expectations and beliefs concerning future developments and their potential effects on us and speak only as of the date of such statement. There can be no assurance that future developments affecting us will be those that we have anticipated. In addition, our future results of operations could differ materially from historical results or current expectations, as more fully discussed in our safe harbor statements found in our SEC filings. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: (i) the risk that the businesses acquired in our initial acquisition will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) revenues following the acquisitions may be lower than expected; (iii) the ability to obtain governmental and regulatory approvals of the acquisitions on the proposed terms and schedule; (iv) the failure of our shareholders to approve the acquisitions; (v) general volatility of the market price of our securities; (vi) governmental, regulatory and public policy changes; and (viii) material differences in the actual financial results of acquisitions and acquisition activities compared with our expectations, including the full realization of anticipated cost savings and revenue enhancements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. The industry and market data contained in this presentation is based either on management's own estimates, independent industry publications, reports by market research firms or other published independent sources and, in each case, are believed by management to be reasonable estimates. However, industry and market data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market shares. We have not independently verified market and industry data from third-party sources. In addition, consumption patterns and consumer preferences can and do change. As a result, you should be aware that market share, ranking and other similar data set forth herein, and estimates and beliefs based on such data, may not be verifiable. 2 Disclaimer

3 Key Investment Considerations GCAC is recapitalizing a newly formed Nevada bank holding company to be called Western Liberty Bancorp ("WLB") with up to approximately $300 million of new equity, creating one of the best capitalized commercial banks in the Southwest region. Opportunity: Attractive target markets with strong demographics, growth potential and limited competition Market turmoil positions WLB to participate in government-assisted deals and to make prudent acquisitions to support organic growth Pullback of existing lenders creates an opportunity for a well-capitalized institution to be highly selective in underwriting decisions Management: Experienced local management team with knowledge, expertise and established relationships vital to successful deposit gathering Sponsorship: Financial sponsor has over 55 years of cumulative experience providing capital to Nevada businesses and significant credit judgment. Earnings Power: Resulting balance sheet could allow for over $2.00 in EPS power Valuation: Creating WLB at estimated 1.3x tangible book value (equates to $7.62 per share) with excess capital (31% tangible common ratio) to support significant EPS growth Note: All financial data assumes no shareholders elect to redeem their shares for cash in trust.

4 DeSPACing the SPAC Restructuring removes any legacy SPAC concerns. Criticism of the SPAC structure Dilution from Founder's (Sponsor) Shares Dilution from Warrants Limited incentive for sponsor group to create value post transaction GCAC has resolved all potentially negative SPAC attributes via restructuring Cancellation of Founder's Shares eliminates substantial dilution Restrike of warrant class from $7.50 to $12.50 eliminates dilution and can become an accretive source of capital going forward Issuance of out of the money warrants to sponsor creates substantial alignment with shareholders Western Liberty Bancorp (WLBC) will have a "clean" corporate structure, well- aligned management and be well-positioned to create shareholder value

5 Transaction Summary GCAC will concurrently recapitalize: The Nevada branch franchise ("NevOps") of Colonial Bank, a subsidiary of Colonial BancGroup (NYSE: CNB), a $26 billion financial services company headquartered in Montgomery, Alabama 1st Commerce Bank, a small de novo Nevada bank formed by Capitol Bancorp Limited (NYSE: CBC) and local Nevada executives. 1st Commerce carries a Nevada bank charter Following the proposed transaction, Western Liberty Bancorp will include the following: 22 branch franchise locations located in the State of Nevada $477 million of gross loan assets $534 million of total deposits Up to $303 million in cash As part of the recapitalization, GCAC has selected only those loan assets of NevOps that it deems to be higher quality credits and has been able to leave the seller with all other loans WLB will be positioned to be a dominant community bank in Nevada and expects to be able to take advantage of opportunistic situations

6 Transaction Summary (cont) WLB will be a "new" financial institution in Nevada. Community bank focused on conservative business and commercial real estate lending, consumer lending, treasury management services, trade finance and depository products Burden from troubled legacy loans mitigated by self-selection of portfolio Well-capitalized with ability to meaningfully grow balance sheet and take advantage of distressed bank situations Excess capital available to participate in government-assisted transactions Discussions underway to add several highly-seasoned and well-regarded senior bankers on a post-closing basis Note: All financial data is subject to final purchase accounting adjustments and assumes no shareholders elect to redeem their shares for cash in trust. 1 After estimated purchase accounting adjustments. Western Liberty Bancorp--Estimated Selected Financial Data 1

7 Creating Western Liberty Bancorp GCAC Colonial NevOps 1st Commerce WLB (Holdco) CEO-Jason Ader President-Daniel Silvers COO-Laus Abdo PAO-George Rosenbaum, Jr. 1st Commerce CEO-Mark Daigle CFO-George Rosenbaum, Jr. CLO-Mark Carr 100% Ownership

8 Recent Private Equity Activity in Commercial Banking There has been significant private equity interest spurred by current dislocation within the sector. WLB is unique in offering public investors a chance to participate. NA = not disclosed NM = not material # Five other private equity investors participated in the deal ^ BankUnited FSB failed, investors acquired banking operations from FDIC and injected $900 million in capital into the institution ^^ Investors purchased IndyMac's assets, assumed the deposits at a discount of $4.7 billion and injected $1.55 billion in common equity

9 Nevada Business Climate From 2000 to 2008, Nevada has grown by over 30% to more than 2.6 million people Clark County has grown more than 35% to approximately 1.9 million people Nevada offers one of the most favorable tax structures in the nation and is consistently cited as having one of the best overall business climates in the nation Nevada's tax structure is designed to be less burdensome to businesses and their employees No corporate income tax No personal income tax No inventory tax Property Tax Property tax in Clark County is approximately $3.03 per $100 assessed value (assessment ratio is 35%) Sales Tax Sales Tax in Southern Nevada is 8.1% Nevada does not charge sales tax on food items for home use, medicine or medical services Nevada, in particular Las Vegas, attracts a significant number of wealthy entrepreneurs Nevada also boasts attractively low rates for workers' comp and a pro-business attitude Landlords currently offering attractive incentives to business owners including large tenant improvement allowances, lower rental rates and generous free rent promotions Las Vegas is likely to regain its "value" status with lower cost of living Lower cost of living including reduced housing costs and a low tax structure will continue to attract retirees and other residents to the region We believe these factors are even more important today given the challenging business environment and will help Las Vegas with strong growth as the economy rebounds

10 Leverage Local Market Relationships and Expertise Management possesses extensive knowledge of the Nevada market and offers unparalleled expertise in the Real Estate and Gaming Sectors. HoldCo officers will be instrumental in prospective credit processes. Jason Ader Chairman and Chief Executive Officer HoldCo Laus Abdo Chief Operating Officer HoldCo Mark Daigle President and Chief Executive Officer BankCo Widely regarded as a leading expert in the gaming and hospitality industry Top-ranked gaming and lodging industry research analyst by Institutional Investor (1994-2002) 20+ years of experience as an analyst and investor in the Nevada market Member of the Board of Directors of Las Vegas Sands Corp (LVS) Daniel Silvers President HoldCo Oversaw Gaming and Real Estate investments at Fortress Investment Group (2005-2008) Senior member of the Real Estate, Gaming and Lodging Investment Banking Group at Bear Stearns specializing in the gaming and hospitality industry Instrumental in more than 35 transactions within the gaming and hospitality industry totaling over $13 billion More than 8 years as President/CEO of Colonial Bank's Nevada operations Grew the Colonial Nevada franchise from $250 million to $1 billion in assets over 8 years through grassroots relationships Active member of the Las Vegas community, serving on the Board of Directors of several local charities 20+ years of Nevada based experience in commercial real estate, gaming and finance Senior Advisor on over $500 million of real estate related debt placement and restructurings Senior level executive experience as Chief Executive Officer and Chief Financial Officer George Rosenbaum, Jr. Chief Financial Officer - BankCo Principal Accounting Officer - HoldCo Served as EVP, Chief Financial Officer and Secretary of the Board of Directors of First Federal Banc of the Southwest, Inc Former Chief Financial Officer of Illini Corporation Senior Audit Manager at McGladrey & Pullen LLP, working on accounting and audit matters relating to financial institutions

11 CEO/President Mark Daigle Sr. Credit Officer Mark Carr Loan Administration Credit Administration Northern Lending CRE Dennis Harms Lending Officer Tom Newman Lending Officer Jeff Vuletich Commercial Lending Wayne Carsburg Lending Officer Vic Nikonchuc City President Craig Schorr Stateline City President Ken McConwell Fallon Southern Lending CRE Rick Yach Lending Officer Linda Natale Lending Officer Kelly Hahn Commercial Lending Steve Trang Lending Officer Hank Opalanski Retail Banking Dir Richard Veitz Mortgage Officer Rick Hoover Las Vegas Private Banking Dir Jacque Parker Mortgage Manager Joni Fleenor Idaho Falls 1 Loan Originator Operations Dir Diane Worker Mortgage Manager Jeannie Hollis Reno 7 Loan Originators Association Services Kim Piscione Business Banking Steve Trang Treasury Mgmt Sean Sullivan Southern Market Mgr Dave Berkowitz 14 Branches 9 Managers 14 Asst Managers 12 CSRs 14 Branch Specialists 21 Tellers Northern Market Mgr Debra Herman 8 Branches 5 Managers 8 Asst Managers 8 CSRs 8 Branch Specialists 15 Tellers Auxiliary Services HR Mgr Donna Duncan Security Investigator Yvonne Gomez Compliance Officer Brook Benson Special Projects Michelle McKinney Executive Admin Precy VanHoven In Place Employee Infrastructure

12 WLB will seek to fill the void in the Nevada banking market. Western Liberty Bancorp Products & Services Cash management Rate risk management Deposit services Finance & Treasury Small to mid-sized businesses SBA Commercial & Industrial Commercial real estate Leasing Owner occupied real estate Commercial & Business Banking Conservatively underwritten mortgages Consumer Western Liberty Bancorp Product Offerings

13 Top Nevada Banks by Deposits Market Opportunity - Building Market Share Source: SNL Financial. (1) National banking operations (2) Trust asset management The Nevada market is currently dominated by large multi-national and super-national banks This represents a large market opportunity for a Nevada-focused community bank to gain market share

14 Western Liberty Bancorp Deposit Base Pro forma portfolio includes $533.6 million in total deposits and has minimal exposure to high-cost brokered deposits and CDARs, which are expected to burn off upon maturity.

15 Geographic Footprint - Branch Locations 22 branch locations located throughout Nevada Branch network provides a stable source of low cost deposits Colonial Branch Location Reno (8) Las Vegas (14) 1st Commerce Branch Location

Sensitivity of Potential Loan Portfolio 16 Balance Sheet Potential WLB is expected to have a substantial Tangible Book Value (relative to the size of its loan portfolio) upon closing. Assuming a range of capital ratios and pro forma Tangible Book Values, WLB could grow its balance sheet significantly. Note: Assumes loan portfolio represents 90% of tangible assets. Assumes no shareholders elect to redeem their shares for cash in trust.

17 Illustrative EPS Drivers Excess equity capital may provide WLB with the opportunity to grow balance sheet and earnings per share over a three to five year period without having to access the capital markets. 1 Treasury Method Only 2 Based upon estimated diluted shares at closing of 33.5 million (which assumes no shareholders elect to redeem their shares for cash in trust, 90% of sponsors' promote shares retired and existing 40.4 million warrants amended to an out-of-the-money strike price) and estimated dilution from restructure/exchange of warrants and founders shares assuming a stock price of 10.0x diluted EPS in each scenario.

18 Self-Selected Loan Portfolio Loan Portfolio Selection Process (in $ millions) GCAC was prudent in its loan selection process.

19 Loan Selection Process GCAC engaged Crowe Horwath's Financial Institutions practice to conduct in-depth reviews of the NevOps and 1st Commerce loan assets targeted by GCAC. GCAC's diligence team vetted selected loans with a seller assigned risk grade of 3 or 4 and any loans with a risk grade of 5 or higher The team evaluated loans based upon the following factors: Type of loan Independent assessment of current collateral value Debt service coverage Strength of guarantor support Only the loans deemed to have lower risk of default were selected for inclusion in the WLB loan portfolio Crowe Horwath's team of loan review specialists conducted on-site examinations of current credit files, including collateral and financial information, for approximately 65% of the Western Liberty Bancorp's gross loan assets The loan review specialists assigned a risk grade to each loan based upon their observations and findings and provided GCAC with rationale for any downgrade recommendations WLB expects to operate with minimal exposure to the "legacy" loan problems afflicting other commercial banks in the area

20 Allocation of Portfolio by Loan Type New loan portfolio is diversified across various assets classes. Commercial Real Estate book has been extensively reviewed by GCAC

21 CRE Loans by Product Type & Geography Note: Colonial Bank figures as of June 30, 2009 and 1st Commerce figures as of May 31, 2009.

22 CRE Loans by Product Type & Geography (cont)

23 Debt Maturities of Loan Portfolio Near term maturities provide significant opportunity for incremental yield on attractive credit profiles WLB expects the majority of 2009 maturities to be extended, based upon their attractive credit profiles

24 Origination of Loan Portfolio

25 Loan Portfolio Credit Profile Average Occupancy Average Debt Coverage Ratio Average Loan to Value Note: Includes loans with balances of over $500k. Loan to Value is calculated based upon the most recent appraisals.

26 Western Liberty Bancorp Illustrative Valuation WLB is being created at a compelling valuation relative to its peer group, despite a likely lesser risk of loan quality deterioration than the comp set. Note: GCAC balance sheet data as of June 30, 2009 1 Estimated cash in trust per share at closing. 2 Assumes no shareholders elect to redeem their shares for cash in trust, approximately 95% of sponsors' promote shares retired and existing 40.4 million warrants amended to an out-of-the-money strike price. 3 Includes payment of deferred underwriting fees as well as all transaction related expenses, net of deferred taxes Illustrative Valuation Summary

27 Mid-Sized Commercial Banks 1 Assumes no shareholders elect to redeem their shares for cash in trust, approximately 95% of sponsors' promote shares retired and existing 40.4 million warrants amended to an out- of-the-money strike price. Source: SNL Financial as of July 28, 2009.

28 Western Liberty Bancorp Illustrative Value Creation GCAC expects to eliminate as much as $168.7 million in potential dilution to existing shareholders through restructuring of warrants and founders' shares. Warrants: Each warrant is proposed to be exchanged for 1 warrant with an out-of-the-money strike price Founders' Shares: at least 95% of founders' shares will be exchanged for 1 warrant with the same terms as those that the warrantholders receive Illustrative Multiple of Tangible Book Value Note: Assumes no shareholders elect to redeem their shares for cash in trust.

29 Summary WLB will be well-positioned to become Nevada's leading community bank. Opportunity to create a "fresh start" Nevada community bank WLB will inherit a significant footprint from 1st Commerce and Colonial Both 1st Commerce and Colonial provide WLB with an established community banking platform and a strong retail and commercial banking presence which are vital for efficient deposit gathering Significant relationships within the Nevada community through existing 1st Commerce and Colonial bankers WLB has selected the highest quality assets from both banks Sponsorship has significant experience, recognition and relationships in the Nevada market WLB expects to have excess capital to grow balance sheet to support significant EPS growth which could reach over $2.00 per share Creating WLB at estimated 1.3x tangible book value with a 31% tangible common ratio, assuming no shareholders elect to redeem their shares for cash in trust Ability to make non-"legacy" loans at attractive spreads Excess capital makes WLB an attractive partner for regulators as they deal with problem institutions in the region

APPENDICES 30

31 Warrant and Founder's Share Restructuring On July 14th, GCAC announced that it had entered into agreements to consummate an initial acquisition. As part of this process, GCAC is in the process of amending the terms of its warrants to facilitate shareholder approvals of the transactions. GCAC expects to obtain consents from requisite holders of the warrants to: Amend the strike price of the existing warrants from $7.50 per share to $12.50 per share Extend the duration of the warrants from 3.2 years to 7 years from the closing of the transactions Amend the trigger price for the warrant redemption from $14.25 to $21.00 per share Provide dividend protection until such time as the common stock trades above $18.00 As part of the warrant amendments, GCAC's sponsorship would agree to restructure at least 90% of the Founder's Shares into identical warrants . Each Founder's Share that is restructured will be exchanged for 1 warrant Sponsor entered into a support agreement to help facilitate the acquisition. Under the terms of the support agreement, our sponsor may, at its option, purchase shares through privately negotiated transactions. Both the support agreement and sponsor restructuring of its Founders Shares are conditioned on a successful amendment of the warrants

32 Aggressive Loan Underwriting Policies Poor Corporate Loan Underwriting and Heavy Reliance on Guarantees Reliance on High Cost Brokered Deposits to Fund Loan Growth Utilization of Brokers to Meet Loan Demand Market Correction Has Negatively Impacted Banks Excess liquidity drove ever increasing home prices resulting in bubble Result was sustained period of artificially low defaults False sense of security drove lenders to underwrite riskier loans-sub-prime, high LTV, "liar" loans, etc. Commercial banks engaged in poor underwriting practices and reliance on personal guarantees Weak credit analysis skills Over reliance on funding real estate projects, including land In order to raise fast cash, many banks relied on high cost brokered deposits for funding Cost of brokered deposits generally 100 to 200 bps higher than core deposits Forced banks to look for high yielding (i.e. riskier) loans In order to meet increasing demand, banks relied on loan brokers and correspondents to source loans Brokers originating loans had no "skin in the game" Losses have eaten into capital base at most banks Expectations for further losses have forced most banks to limit/cease loan origination Private banking will make select mortgage loans to top customers Conservative mortgage underwriting policies Focus on secondary market originations versus portfolio mortgage loans Strong underwriting skills and practices Credit decisions in Nevada with experienced team Real estate loans only to income producing assets Balanced loan portfolio Sponsor team has significant credit experience Western Liberty Bancorp's funding strategy will focus on raising core deposits Deposit growth will be driven by relationships and branch network and will focus on traditional business banking Western Liberty Bancorp will not outsource originations to brokers Focus will be on relationships and business banking Western Liberty Bancorp will utilize local knowledge and experience as well as sound underwriting practices to drive superior loan performance Western Liberty Bancorp will enter market with a well-capitalized, healthy balance sheet Western Liberty Bancorp will be well-positioned to originate high-quality, non-"legacy" loans Issues Solution Lessons Learned

33 Growth Strategy Focused on Core Deposits Retaining and expanding the core deposit base is critical to the growth trajectory of a healthy bank. Deposit Strategy Branch network provides a stable secure source of low cost deposits Grow core deposits through local relationships, an extensive branch network and traditional business and private banking Focus on most attractive and profitable market segments Management team consisting of top producers with track record of success in our target markets Focus on Business Banking as our core strategy Acquire attractive deposit portfolios in government assisted transactions

34 High Quality Loan Portfolio & Prudent Lending WLB will leverage community relationships to source loans and will utilize local decision making to increase the efficiency and effectiveness of our underwriting. Prudent underwriting techniques and focus on quality loans with strong collateral Avoidance of trouble loans-subprime, high LTV, speculative projects, etc. Real Estate: Focus on owner occupied and income producing Apply detailed credit underwriting principles garnered from years of debt financing experience Sponsor team will be highly focused on downside risk in the loan approval process Leverage relationships within our target markets to identify attractive opportunities Our team consists of established producers with local knowledge and established relationships Intensive client coverage and calling effort Focused calling effort to identify and target opportunities to grow and expand client base Utilization of local decision-making Will not only increase the speed of the decision-making process, but will also increase the quality of our underwriting Knowledge of local markets and clients will enable us to closely monitor market conditions and actively manage our portfolio and decision-making criteria Diversification Strategy will utilize prudent diversification practices to minimize exposure to any particular industry or client

35 Credit Process WLB will have a robust credit process that will be focused on conservative loans with attractive pricing.

36 Real Estate and Construction Loans The chart below details the asset composition of the real estate and construction real estate loan portfolios. Commercial Real Estate Real Estate Construction 150.4% of the 57% of Commercial Zoned Land is comprised of 2 large institutional parcels, one of which is located on the Las Vegas Strip. 1

37 Operational & Systems Overview WLB will utilize the latest technology to operate its core banking systems for loan and deposit processing Expanded use of the latest technology systems will be utilized for online banking, teller and new account platforms, credit administration, management reporting, general ledger, regulatory reporting, treasury management, human resources and payroll systems Outsourcing services will be evaluated on a cost benefit analysis against an in-house installation Existing in house operations staff will continue to perform the following functions: Branch audit and control functions Loan processing, maintenance booking, documentation review and related functions Compliance and security (reporting to Risk Management) Accounting, accounts payable, liquidity forecasting, budgeting, financial and regulatory reporting will be managed by the CFO and accounting/finance support staff Pricing and liquidity management functions will be handled by the Asset/Liability Committee consisting of the CEO, CFO, CCO and retail bank management personnel WLB will be entitled to some transition services from both Colonial and Capitol

38 Competitive Situation The recent financial crisis has negatively impacted the banking industry and severely limited available capital. The banking industry has seen an increased number of closures in 2008 and 2009 Target market of Nevada has been hard hit by the crisis The banks that remain are plagued with distressed real estate assets and are expected to be managing legacy portfolio and capital issues for the foreseeable future The result is a shrinking competitive landscape and severely limited available capital WLB's strong capital base and balance sheet comprised of self-selected loans will provide a competitive advantage which will position the company to capitalize on current industry conditions. There is pent up demand for lending within Nevada as a result of the recent economic downturn and credit crises Only the mega banks currently offer specialized segmented lending in key Nevada business line drivers such as Gaming, Leisure, Alternative Energy, Franchisee Financing, Health Care and Leasing Illiquidity and restructurings are creating distressed asset acquisition opportunities in need of financing Developers, buyers, sellers and lenders are becoming more realistic about the current economic situation which should allow for transactions to occur in 2009 and 2010, providing lending opportunities

39 Well Capitalized with Strong Liquidity WLB's balance sheet will be well capitalized at closing. Note: Assumes no shareholders elect to redeem their shares for cash in trust.

40 Western Liberty Bancorp Financial Ratios Capital Ratios1 WLB expects to have excess capital to pursue opportunistic acquisitions. Note: All financial data is subject to final purchase accounting adjustments and assumes no shareholders elect to redeem their shares for cash in trust. 1As defined by FDIC Capital Group descriptions published 7/2007.

41 Management Team 1st Commerce Bank Management Team Mark Daigle President and Chief Executive Officer Mr. Daigle has served as the President/CEO of Colonial Bank's Nevada operations for over 8 years growing the business from $250MM to over $1B during that time frame. Additionally, Mr. Daigle served as interim CEO for Colonial in the Texas Region during 2001/2002. Previously, Mr. Daigle served as Colonial Bank's Senior Lender for the Western Region covering Texas, Nevada, and Seattle and as the bank's Senior Credit Officer for Florida. Mr. Daigle joined Colonial Bank in 1997 from SunTrust Banks, where he served in various positions over his 10-year tenure including Vice-President and Corporate Lending Officer for the Florida statewide lending division, First Vice President and manager of a Private Banking group in the Tampa market, and as a Senior Vice President and corporate/commercial lending manager in the Mid-Florida market. Mr. Daigle graduated Cum Laude from Millsaps College in 1987 with a Bachelors degree in Business Administration and a minor in Economics. George Rosenbaum, Jr. Chief Financial Officer George Rosenbaum, Jr. serves as our Principal Accounting Officer and the Chief Financial Officer of our wholly owned subsidiary 1st Commerce Bank. Since May 2007, Mr. Rosenbaum has served as a consultant for various financial entities, including two groups starting de novo banks. From August 2003 to February 2007, Mr. Rosenbaum served as Executive Vice President, Chief Financial Officer and Secretary of the Board of Directors of First Federal Banc of the Southwest, Inc., a NASDAQ listed $550 million thrift holding company. From May 2002 to August 2003, Mr. Rosenbaum served as Chief Financial Officer of Illini Corporation, a publicly traded $280 million bank holding company. From July 2000 to May 2002, Mr. Rosenbaum worked as Senior Audit Manager at McGladrey & Pullen LLP, working primarily on accounting and audit matters relating to financial institutions. He has spent nearly 30 years in the financial services industry and has been involved in over a dozen acquisitions including some regulatory assisted transactions. Mr. Rosenbaum, a certified public accountant, holds a Bachelor of Science in Accounting from National College of Business.

42 Mark Carr Chief Loan Officer Mr. Carr has served as the Executive Vice President and Senior Lender of Colonial Bank's Nevada Region for the past 9 years. Mr. Carr has over 27 years of commercial banking and has served as Senior Vice President/Senior Commercial Lender, Commercial Bank of Nevada, Vice President/Commercial Lender at US Bank, Vice President and Branch Manager/Commercial Lender at Bank of America, and as Regional Vice President/Central Group at Nevada First Bank during his career. Prior to his career in banking, Mr. Carr served four years in the U.S. Navy including tours at the US Naval Academy, Annapolis, Maryland and aboard the U.S.S. Coral Sea, Alameda, California. 1st Commerce Bank Management Team Management Team (cont.)

43 Management Team (cont.) Jason Ader Chairman and Chief Executive Officer Mr. Ader serves as the Chairman of Global Consumer Acquisition Corp and is the founder and Chief Executive Officer of Hayground Cove Asset Management, a New York-based investment management firm. Mr. Ader also serves on the Board of Directors of Las Vegas Sands Corp. Since 2006, Mr. Ader has served as Chairman of the Board of India Hospitality Corp., an AIM-listed diversified food service and hospitality business based in Mumbai. Mr. Ader was a Senior Managing Director at Bear Stearns & Co. Inc., from 1995 to 2003, where he performed equity and high yield research for more than 50 companies in the gaming, lodging and leisure industries. From 1993 to 1995, Mr. Ader served as a Senior Analyst at Smith Barney covering the gaming industry. From 1990 to 1993, Mr. Ader served as a buy-side analyst at Baron Capital, where he covered the casino industry. Mr. Ader was rated as one of the top ranked analysts by Institutional Investor Magazine for nine consecutive years from 1994 to 2002. Mr. Ader has a B.S. degree in Economics from New York University and an M.B.A. in Finance from New York University, Stern School of Business. Daniel Silvers President Mr. Silvers is President of Global Consumer Acquisition Corp. Mr. Silvers also serves as the President of Hayground Cove Capital Partners LLC. Mr. Silvers was previously employed at Fortress Investment Group, a leading global alternative asset manager. Mr. Silvers' primary focus was to originate, oversee due diligence for, and asset managing of Gaming and Real Estate investments in Fortress' Drawbridge Special Opportunities Fund. Prior to joining Fortress in October, 2005, Mr. Silvers was a senior member of the Real Estate, Gaming and Lodging Investment Banking Group at Bear, Stearns & Co. Inc. In this role, Mr. Silvers was integrally involved in all aspects of the firm's gaming and hospitality industry investment banking practice, including origination, analysis, and transaction execution. Mr. Silvers has also held positions at Wasserstein Perella & Co. and in the Equity Research Division of Bear Stearns. Mr. Silvers serves on the Board of Directors of Universal Health Services, Inc. Mr. Silvers has been instrumental in over 35 transactions aggregating over $13 billion in value. Mr. Silvers holds a Bachelor of Science degree in Economics and a Masters of Business Administration degree in Finance from The Wharton School at the University of Pennsylvania. WLB (Bank Holding Company) Management Team

44 Management Team (cont.) Laus Abdo Chief Operating Officer Mr. Abdo has an extensive background in commercial real estate, gaming and finance. Mr. Abdo founded Abdo Global Partners, Inc. in 1993. AGP is a financial advisory firm focusing on the small-cap and mid-market sectors in the commercial real estate and gaming markets. AGP's expertise is rooted in deep sector knowledge in the commercial real estate and gaming markets. AGP advises companies, lenders and investors in asset acquisition, disposition, restructurings, private placements and similar corporate finance matters. AGP also is an advisor or direct investor in the acquisition of distressed financial assets in the commercial real estate and gaming sectors as well as traditional acquisition and development of commercial real estate. Mr. Abdo started his career in 1985 with Paine Webber and was a Vice President with Smith Barney until 1993. In 1998, Mr. Abdo was Chief Financial Officer of Phoenix Leisure a real estate company specializing in ownership and operation of gaming properties. In 2001 Mr. Abdo was Chief Financial Officer of International Gaming Corporation of America, a multi-jurisdictional licensed gaming equipment manufacturer. Mr. Abdo was promoted to Chief Executive Officer in 2002. Mr. Abdo is a graduate of Arizona State University, where he received a degree in finance. George Rosenbaum, Jr. Principal Accounting Officer WLB (Bank Holding Company) Management Team

45 Board of Directors Jason Ader - Chairman Daniel Silvers Mark Daigle Richard Coles Mr. Coles is a Co-Managing Principal of the Emmes Group of Companies and is a Member of their Investment Committee. Mr. Coles joined Emmes in 1997, became a Managing Director in 2004, and a Partner in 2005. Mr. Coles is the primary Principal responsible for the day to day oversight of Emmes Asset Management Company LLC and Emmes Realty Services LLC and plays a key role in the execution of the property level value enhancing strategies undertaken by the firm in respect of the assets owned and/or managed by the firm, as well as sourcing new acquisition opportunities for the firm and its partners and clients. Prior to joining Emmes, Mr. Coles worked as an asset manager and a development director of the Enterprise Development Company, overseeing numerous development and leasing projects for retail, urban specialty and office assets. Mr. Coles is the co-chair of The Enterprise Foundation, a leading non-profit provider of affordable housing, New York City advisory board. In addition, he is an active member of the Real Estate Board of New York (REBNY) as well as the Pension Real Estate Association (PREA). Mr. Coles holds a B.A. from Boston College and an M.B.A. in Finance and Accounting from New York University, Stern School of Business. Michael Frankel Mr. Frankel has been a private investor and advisor since June 2008. Prior to that time, from 1982 to June 2008, Mr. Frankel was employed at Bear Stearns & Co., Inc. where he was a Senior Managing Director since July 1990. While at Bear Stearns, Mr. Frankel was responsible for establishing and managing the Global Equity Capital Markets Group, was a member of the Commitment Committee, and managed the investment banking-research department relationship. Prior to joining Bear Stearns, from 1958 to 1982, Mr. Frankel was employed at L.F. Rothschild & Co. where he was a General Partner since 1973. At L.F. Rothschild & Co, Mr. Frankel managed the Institutional Equities Department. Mr. Frankel holds a B.S. in Economics from Lafayette College. WLB (Bank Holding Company) Board of Directors

46 Board of Directors (cont.) Andrew Nelson Mr. Nelson served as Chief Financial Officer, Assistant Secretary and Director of Global Consumer Acquisition Corp. Mr. Nelson has also served as Managing Director of Finance & Accounting at Hayground Cove since September 2005. In such capacity, Mr. Nelson is responsible for the finance and accounting functions of the firm and assists with risk management. Mr. Nelson is also a member of Hayground Cove's Risk Committee. From 2006 to 2007, Mr. Nelson also served as controller of India Hospitality Corp. Prior to joining Hayground Cove, Mr. Nelson worked at Context Capital Management, a hedge fund located in San Diego, California specializing in the convertible arbitrage strategy, as a Senior Operations Consultant from September 2004 to August 2005. Prior to that, he was a Fund Associate at Hedgeworks LLC from September 2002 to August 2004. Mr. Nelson holds a B.S. from the University of Vermont and an M.B.A. in Finance from New York University, Stern School of Business. Mr. Nelson is a CFA charterholder. Robert G. Goldstein Mr. Goldstein has been Executive Vice President of Las Vegas Sands Corp. and President of The Venetian Resort-Hotel-Casino since July 2009 and served as Senior Vice President of Las Vegas Sands Corp. since August 2004 and Senior Vice President of Las Vegas Sands, LLC (or its predecessor, Las Vegas Sands, Inc.) since December 1995. Mr. Goldstein is responsible for the oversight of daily operations of the hotel, food and beverage, casino, and retail operations. From 1992 until joining Las Vegas Sands Corp. in December 1995, Mr. Goldstein was the Executive Vice President of Marketing at the Sands Hotel in Atlantic City as well as an Executive Vice President of the parent Pratt Hotel Corporation. Mr. Goldstein holds a Bachelor of Arts in History and Political Science from the University of Pittsburgh and a J.D. from Temple University School of Law. WLB (Bank Holding Company) Board of Directors

47 Board of Directors (cont.) Dr. William Stephan Dr. Stephan is a private investor and has served as a corporate director for Colonial Bank's Nevada Region since 1998. Dr. Stephan is also an owner, director and vice chairman of Index Managers, Inc. and serves as a director of the Independent Nevada Doctors Insurance Exchange, a Professional Liability Insurance Company in Las Vegas, NV. Dr. Stephan has extensive bank start-up and board level management experience. He was a founder, director, and chairman of Continental National Bank, NV, from 1983-1992 (acquired by First Security Bank) and in 1992 served as an organizer and first chairman of Commercial Bank of Nevada, (acquired by Colonial BancGroup). Dr. Stephan also practiced medicine as a board certified anesthesiologist for more than 30 years and served as President of the Clark County Medical Society and the Nevada State Medical Association. He received the Distinguished Physician Award from NSMA. For 20 years Dr. Stephan was the chairman of the Nevada Blue Cross and Blue Shield Board of Directors and was also a Director of the Colorado and New Mexico BCBS plans. Dr. Stephan holds an A.B. from Harvard University and an M.D. from the Tufts University School of Medicine. Dr. Leonard E. Goodall Dr. Goodall is a certified financial planner, co-editor of the financial newsletter, No-Load Portfolios, and writes regularly for Canadian MoneySaver and other financial publications. Dr. Goodall was a founder of Commercial Bank of Nevada, now Colonial Bank and served as chairman of the Las Vegas board of directors of the bank. He spent 38 years in higher education, including 21 at the University of Nevada, Las Vegas, first as President of the University (1979-85) and then as a professor. Prior to his tenure at UNLV, Dr. Goodall was the Chancellor at the University of Michigan-Dearborn (1971-79). He is now retired, but he still teaches seminars and one graduate course each year. Additionally, Dr. Goodall is the author of seven books, many articles and is a frequent speaker at financial seminars throughout the U.S. He is a graduate of Central Missouri State University, with a master's degree from the University of Missouri and a Ph.D. in public administration and economics from the University of Illinois. He was awarded an honorary doctor of humane letters degree by Central Missouri State University. In 2007 he was given the Distinguished Nevadan award, which is the highest honor given by the Nevada Board of Regents. WLB (Bank Holding Company) Board of Directors

We intend to file a proxy statement with the Securities and Exchange Commission in connection with the special meeting of our stockholders to approve the proposed transactions (the "Special Meeting Proxy Statement"). Persons receiving this presentation are advised to read, when available, the Special Meeting Proxy Statement in connection with our solicitation of proxies for the special meeting because it will contain important information. The Special Meeting Proxy Statement will be mailed to our stockholders as of a record date to be established for voting on the proposed transactions. You will also be able to obtain a copy of the Special Meeting Proxy Statement without charge, by directing a request to: Global Consumer Acquisition Corp., 1370 Avenue of the Americas, 28th floor, New York, New York 10019, Attention: Mr. Andrew Nelson. Free copies of these documents, once available, can also be obtained, without charge, on GCAC's website or at the SEC's internet site (http://www.sec.gov). In addition to the proposed Special Meeting Proxy Statement, we file annual, quarterly and special reports, proxy statements and other information with the SEC. Free copies of these documents can be obtained, without charge, on the Global Consumer Acquisition Corp. website or at the SEC's internet site (http://www.sec.gov). 48 Disclaimer